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                                                                    Exhibit 10.4

                FASTENAL COMPANY STOCK APPRECIATION RIGHTS PLAN

This Plan is adopted and made by Fastenal Company, a Minnesota corporation with principal offices at Winona, Minnesota (the "Company"), for the benefit of certain employees of the Company and its subsidiaries.

1.   Purpose.
     -------

The Fastenal Company Stock Appreciation Rights Plan (the "Plan") is intended to advance the interests of Fastenal Company (the "Company"), its shareholders, and its subsidiaries by permitting selected employees upon whose judgment, initiative and effort the Company is dependent for the successful conduct of its business, to benefit financially from appreciation in the value of the Company's stock. All Rights granted under the Plan and all payments made pursuant to the Plan are granted and made by the Company or the subsidiary employing the Participant. Rights granted under the Plan do not constitute stock or options to acquire stock, and payments made pursuant to the Plan constitute compensation from the Company to the Participant.

2.   Definitions.
     -----------

(a)  "Administrator" means the body administering the Plan.

(b)  "Board" means the Board of Directors of the Company.

(c) "Company" means Fastenal Company, a Minnesota corporation, and any successor corporation.

(d)  "Common Stock" means the Company's $.01 par value Common Stock.

(e)  "Date of Grant" means the date on which  a Right is granted under the Plan.

(f) "Employee" means any person, including an officer of the Company (whether or not also a director thereof), who is employed by the Company or a Subsidiary on a full-time basis, who is compensated for such employment by a regular salary, and who, in the opinion of the Administrator, is one of the key personnel of the Company in a position to contribute materially to its continued growth and development and to its future financial success. The term does not include persons who are retained by the Company or a Subsidiary as consultants only.

(g) "Participant" means a person to whom a Right, which has not expired, has been granted under the Plan.

(h)  "Right" means a Right granted under the Plan.
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(i)  "Shares" shall mean shares of Common Stock, or such other securities or property as may become subject to Rights pursuant to an adjustment as provided under Section 6 of the Plan.

(j)  "Subsidiary" means a subsidiary corporation of the Company as defined in
Section 424 of the Code.

(k) "Successor" means the legal representative of the estate of a deceased Participant or the person or persons who acquire the right to receive a payment pursuant to a Right by bequest or inheritance or by reason of the death of any Participant.

(l) "Unit" or "Rights Unit" shall mean the equivalent, for purposes of measuring payments to be earned by a participant, of one share of Common Stock.

3.   Participants.
     ------------

All Employees shall be eligible to participate in the Plan, subject to any criteria, categories, or limitations that may be established by the Administrator from time to time. The Administrator shall have the sole right and authority under the Plan to determine participation, to grant Rights, and to specify the number of Units for each grant.

4.   Grant of Rights.
     ---------------

Rights shall be granted from time to time, beginning April 18, 2000, at the discretion of the Board, until the Plan is terminated as provided herein.

5.   Terms and Conditions of Options.
     -------------------------------

All Rights granted under the Plan shall be evidenced by such writings and entries in records maintained by the Administrator and such acknowledgements by the Participant and shall be in such form as the Administrator may from time to time approve, and shall be upon the following terms and subject to the following limitations and conditions:

     (a)  Base  Price.  The Base Price per Unit with respect to each Right shall
          -----------
be the greater of $55.00 per Share or the fair market value of a Share on the date of the grant or on a date specified by the Board at the time of the grant. For the purposes hereof, fair market value shall be determined: (i) in case the Common Stock shall not then be listed and traded upon a recognized securities exchange or the Nasdaq National Market System, upon the basis of the mean between the bid and asked quotations for such stock on the specified date (as reported by a recognized stock quotation service) or, in the event that there shall be no bid or asked quotations on the date of grant, then upon the basis of the mean between the bid and asked quotations on the date nearest preceding the specified date or (ii) in case the Common Stock shall then be listed and traded upon a recognized securities exchange or the Nasdaq National Market System, upon the basis of the mean between the highest and lowest selling prices at which Shares of the

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Common Stock were traded on such recognized securities exchange or the Nasdaq
National Market System on the specified date or, if the Common Stock was not traded on said date, upon the basis of the mean of such prices on the date nearest preceding the specified date. The Administrator shall determine and state the fair market value at the specified time, and such determination shall be binding upon the Participant and all other persons.

     (b)  Exercise Price.  The Exercise Price per Unit with respect to each
          --------------
Right shall be the greater of $55.00 per Share or the fair market value of a Share on the date of exercise. For the purposes hereof, fair market value shall be determined: (i) in case the Common Stock shall not then be listed and traded upon a recognized securities exchange or the Nasdaq National Market System, upon the basis of the mean between the bid and asked quotations for such stock on the date of exercise (as reported by a recognized stock quotation service) or, in the event that there shall be no bid or asked quotations on the date of exercise, then upon the basis of the mean between the bid and asked quotations on the date nearest preceding the date of exercise or (ii) in case the Common Stock shall then be listed and traded upon a recognized securities exchange or the Nasdaq National Market System, upon the basis of the mean between the highest and lowest selling prices at which Shares of the Common Stock were traded on such recognized securities exchange or the Nasdaq National Market System on the date of exercise or, if the Common Stock was not traded on said date, upon the basis of the mean of such prices on the date nearest preceding the date of exercise. The Administrator shall determine and state the fair market value at the time of exercise, and such determination shall be binding upon the Participant and all other persons.

     (c)  Period of Rights.  The period of each Right shall be specified by the
          ----------------
Board at the time of grant.

     (d)  Exercise of Rights.  Each Right shall be exercisable from time to time
          ------------------
during the six-month period ending on the date of expiration of such Right specified in subparagraph (c) above.

     (e)  Manner of Exercise.  Each exercise of a Right shall be in writing, in
          ------------------
such form as the Administrator may prescribe, delivered to the Administrator or its designee, specifying the number of Units exercised.

     (f)  Payment Upon Exercise.  Upon exercise of a Right, the Company or
          ---------------------
Subsidiary employing the Participant shall pay to the Participant, in cash, an amount equal to the positive difference, if any, between the Base Price and the Exercise Price for each Unit exercised.

     (g)  Termination of Employment.  Upon termination of a Participant's
          -------------------------
employment with the Company or a Subsidiary, any outstanding Right shall terminate unless immediately exercisable by its terms at the date of such termination of employment, and any outstanding Right that is immediately exercisable by its terms at the date of such termination of employment shall expire unless exercised on or before the earlier of 90 days after the date of such termination of employment or the date of expiration of the Right specified in subparagraph (b) above. The granting of a Right to a Participant does not alter in any way the existing rights of the Company

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and its Subsidiaries to terminate such person's employment at any time for any reason or for no reason, nor does it confer upon such person any rights or privileges except as specifically provided for in the Plan.

     (h)  Death of Participant.  If a Participant dies while in the employ of
          --------------------
the Company or any Subsidiary, any outstanding Right shall be exercisable by such Participant's Successor according to its terms.

     (i)  Absence  of Shareholder Rights.  Neither a Participant nor a Successor
          ------------------------------
shall have any of the rights of a shareholder of the Company by virtue of the granting of Rights.

     (j)  Nontransferability of Rights.  No Right shall be transferable or
          ----------------------------
assignable by a Participant, otherwise than by will or the laws of descent and distribution, and each Right shall be exercisable, during the Participant's lifetime, only by the Participant. No Right shall be pledged or hypothecated in any way and no Right shall be subject to execution, attachment, or similar process.

6.   Adjustments.
     ------------

     (a) In the event that the outstanding Shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, stock split, combination of shares, or dividend or other distribution payable in capital stock, the Administrator shall make appropriate adjustment in the number and kind of Shares for which Rights may be granted under the Plan and in the Base Price per Unit with respect to such Rights. In addition, the Administrator shall make appropriate adjustment in the number and kind of Shares as to which outstanding Rights, or portions thereof then unexercised, shall be exercisable, to the end that the measuring price and value of the holder of the Right shall, to the extent practicable, be maintained as before the occurrence of such event.

     (b) In the event of the dissolution or liquidation of the Company, any Right granted under the Plan shall terminate as of a date to be fixed by the Administrator, provided that not less than 30 days written notice of the date so fixed shall be given to each Participant and each such Participant shall have the right during such period to exercise his Rights as to all or any part of the Units covered thereby including Units as to which such Right would not otherwise be exercisable by reason of an insufficient lapse of time.

     (c) In the event of a Reorganization (as hereinafter defined) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, then

     (1) If there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion, or exchange of the Units under outstanding and unexercised Rights

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     for similar rights with respect to securities of another corporation, then any Right granted under the Plan shall terminate as of a date to be fixed by the Administrator, provided that not less than 30 days written notice of the date so fixed shall be given to each Participant and each such Participant shall have the right during such period to exercise his Right as to all or any part of the Units covered thereby including Units as to which such Right would not otherwise be exercisable by reason of an insufficient lapse of time; or

     (2) If there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the Units under outstanding and unexercised Rights for similar rights with respect to securities of another corporation, then the Administrator shall make appropriate adjustment in the number and kind of Shares for which Rights may be granted under the Plan and in the Base price per Unit with respect to such Rights. In addition, the Administrator shall make appropriate adjustment in the number and kind of Shares as to which outstanding Rights, or portions thereof then unexercised, shall be exercisable, to the end that the measuring price and value of the holder of the Right shall, to the extent practicable, be maintained as before the occurrence of such event.

     The term "Reorganization" as used in this subparagraph (c) of this paragraph 6 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization.

     (d) Adjustments and determinations under this paragraph 6 shall be made by the Administrator, and its decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding, and conclusive.

7.   Restrictions on Exercise of Rights.
     ----------------------------------

The exercise of each Option shall be subject to the condition that if at any time the Administrator shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the payment of compensation pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Administrator.

8.   Administration of Plan.
     ----------------------

The Plan shall be administered by the Board or by a committee appointed by the Board (the "Administrator"). If the Plan is administered by a committee, it shall report all action taken by it to the Board. In administering the Plan, the Administrator shall be governed by and shall adhere to the provisions of the Plan, including any criteria for eligibility or participation established by

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the Company from time to time. Subject to the foregoing, the Administrator shall determine the Employees who are to participate in the Plan, ascertain the number of Units for which each Participant is eligible, construe and interpret the Plan, and make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding for all purposes and upon all persons.

9.   Amendment, Suspension, or Termination of Plan.
     ---------------------------------------------

The Company may at any time suspend or terminate the Plan or may amend it from time to time in such respects as it may deem advisable in order that the Rights granted thereunder may conform to any changes in the law or in any other respect which it may deem to be in the best interests of the Company. No Right may be granted during any suspension or after the termination of the Plan. No amendment, suspension, or termination of the Plan shall, without a Participant's consent, alter or impair any of the rights or obligations under any Right theretofore granted to such Participant under the Plan.

10.  Effective Date of Plan.
     ----------------------

The effective date of the Plan is April 18, 2000.

Executed at Winona, Minnesota, this 18th day of April, 2000.
                                    ----        -----

                                             FASTENAL COMPANY


                                             /s/ Robert A. Kierlin
                                             ---------------------------------
                                             Robert A. Kierlin, CEO

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